Ivy Variable Insurance Portfolios

Supplement dated December 3, 2018 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 30, 2018

as supplemented May 8, 2018, June 29, 2018, August 6, 2018 and November 5, 2018

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy VIP Core Equity:

Portfolio Manager

Erik R. Becker, Senior Vice President of IICO, has managed the Portfolio since July 2006.

Effective immediately, the following replaces the first sentence of the first paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Core Equity” section:

Ivy VIP Core Equity: Erik R. Becker is primarily responsible for the day-to-day portfolio management of Ivy VIP Core Equity. Mr. Becker has held his Portfolio responsibilities since July 2006.

Effective immediately, the second paragraph of the “The Management of the Portfolios — Portfolio Management — Ivy VIP Core Equity” section is deleted in its entirety.

Supplement	Prospectus	1

IVY VARIABLE INSURANCE PORTFOLIOS

6300 LAMAR AVENUE

P. O. BOX 29217

SHAWNEE MISSION, KANSAS 66201-9217

December 3, 2018

Securities and Exchange Commission

100 F Street NE

Washington DC 20549

Re:	Ivy Variable Insurance Portfolios (Registrant)
File Nos. 033-11466 and 811-05017 / CIK No. 0000810016

Pursuant to Rule 497(e) of the Securities Act of 1933, we are herewith filing through EDGAR a Supplement to the Registrant’s Prospectus dated April 30, 2018. The Supplement is dated December 3, 2018.

If you have any questions or comments concerning the foregoing, please contact me at (913) 236-2227.

Very truly yours,

/s/Philip A. Shipp
Philip A. Shipp
Assistant Secretary